UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 6, 2017

Future FinTech Group Inc.

(Exact name of registrant as specified in its charter)

Florida	000-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, China Development Bank Tower,

No. 2, Gaoxin 1st Road, Xi'an, China 710075

 (Address of principal executive offices, including zip code)

(86-29) 8837-7216

(Registrant’s telephone number, including area code)

SkyPeople Fruit Juice, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2017, Future FinTech Group Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate”) with the Secretary of State for the State of Florida to amend and restate its articles of incorporation to change its name from SkyPeople Fruit Juice, Inc. to Future FinTech Group Inc., effective immediately (the “Name Change”). The Name Change was approved by the Company’s Board of Directors (the “Board”) on March 30, 2017 and by shareholders holding a majority of the Company’s issued and outstanding capital stock on March 31, 2017. In addition, effective as of June 6, 2017, the Company’s bylaws were amended and restated to reflect the Name Change (the “Amended and Restated”).

The Name Change does not affect the rights of the Company’s shareholders. The Company anticipates that the Company’s common stock will cease trading under the ticker symbol “SPU” and will begin trading under the ticker symbol “FTFT” as of June 12, 2017. In connection with the Name Change, the Company’s common stock has been assigned a new CUSIP number of 36117V 105.

A copy of the Certificate effecting the name change, as filed with the Florida Secretary of State, is filed herewith as Exhibit 3.1 and is incorporated herein by reference. A copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01        Other Events

On June 9, 2017, the Company issued a press release announcing the Name Change, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 to this Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
3.1	Certificate of Amendment for the Second Amended and Restated Articles of Incorporation of Future FinTech Group Inc.
3.2	Amended and Restated Bylaws of Future FinTech Group Inc.
99.1	Press Release of Future FinTech Group Inc. dated June 9, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future FinTech Group Inc.

Date: June 9, 2017	By:	/s/ Hongke Xue
	Name:	Hongke Xue
	Title:	Chief Executive Officer

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